abrdn Funds

abrdn High Income Opportunities Fund

(formerly, abrdn Global High Income Fund)

(the “Fund”)

Supplement dated August 18, 2023 to the Fund’s Prospectus and Statement of Additional Information, each dated February 28, 2023, as supplemented to date

(the “February 2023 Prospectus and SAI”)

Effective August 18, 2023, the abrdn Global High Income Fund changed its name to the abrdn High Income Opportunities Fund and changed its principal investment strategies and contractual management fee as set forth in a separate prospectus and statement of additional information dated August 18, 2023 (the “August 2023 Prospectus and SAI”). The Fund is currently offered pursuant to the August 2023 Prospectus and SAI. All references to, and information with respect to, the abrdn Global High Income Fund are hereby deleted from the February 2023 Prospectus and SAI.

This supplement is dated August 18, 2023.

Please retain this Supplement for future reference.